UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4254

Smith Barney Income Funds

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

c/o Citigroup Asset Management

300 First Stamford Place, 4th Floor

Stamford, CT 06902

(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 451-2010

Date of fiscal year end: July 31,

Date of reporting period: July 31, 2005

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

EXPERIENCE

Smith Barney
Total Return Bond Fund
Classic Series

A N N U A L  R E P O R T

JULY 31, 2005

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

	Smith Barney Total Return Bond Fund

CLASSIC SERIES

What’s Inside
	Letter from the Chairman	1
	Manager Overview	4
	Fund at a Glance	7
	Fund Expenses	8
	Fund Performance	10
	Historical Performance	11
	Schedule of Investments	12
	Statement of Assets and Liabilities	20
	Statement of Operations	21
Fund objective The Fund seeks to maximize total return consisting of capital appreciation and income by investing, under normal market conditions, at least 80% of the value of its net assets, plus any borrowings for investment purposes, primarily in securities issued by the U.S. government, its agencies and instrumentalities and high-grade mortgage-related securities. It also invests in investment-grade corporate debt, taxable municipals and asset-backed securities.	Statements of Changes in Net Assets	22
	Financial Highlights	23
	Notes to Financial Statements	26
	Report of Independent Registered Public Accounting Firm	35
	Board Approval of Management Agreement	36
	Additional Information	40

Letter from the Chairman
R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy continued to expand during the one-year reporting period. Rising interest rates, record high oil prices, and geopolitical issues threatened to send the economy into a “soft patch.” However, when all was said and done, first quarter 2005 gross domestic product (“GDP”)[i] was 3.8% and the preliminary estimate for second quarter GDP was 3.4%, another solid advance. This marked nine consecutive quarters when GDP grew 3.0% or more.

With the economy growing at a brisk pace, the Federal Reserve Board (“Fed”)ii continued to raise interest rates over the period in an attempt to ward off inflation. After raising interest rates on June 30, 2004, the Fed raised its target for the federal funds rateiii in 0.25% increments eight additional times. All told, the Fed’s rate hikes brought the target for the federal funds rate from 1.00% to 3.25%. After the reporting period ended, in August the Fed again raised the federal funds rate, bringing it to 3.50%.

During the fiscal year, the fixed income market confounded many investors as short-term interest rates rose in concert with the Fed rate tightening, while longer-term rates, surprisingly, declined. When the period began, the federal funds target rate was 1.25% and the yield on the 10-year Treasury was 4.48%. When the reporting period ended, the federal funds rate rose to 3.25% and the 10-year yield fell to 4.28%. Declining long-term rates, mixed economic data, and periodic flights to quality all supported bond prices. Looking at the one-year period as a whole, the overall bond market, as measured by the Lehman Brothers Aggregate Bond Indexiv returned 4.79%.

Smith Barney Total Return Bond Fund 2005 Annual Report	1

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On June 24, 2005, Citigroup Inc. (“Citigroup”) announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, Smith Barney Fund Management LLC (the “Manager”), currently an indirect wholly-owned subsidiary of Citigroup, would become an indirect wholly-owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the investment management contract between the Fund and the Manager. Therefore the Trust’s Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to shareholders for their approval.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The Fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not

2	Smith Barney Total Return Bond Fund 2005 Annual Report

in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Adviser with regard to recent regulatory developments is contained in the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer

August 24, 2005

Smith Barney Total Return Bond Fund 2005 Annual Report	3

Manager Overview

JOSEPH P. DEANE (left) Portfolio Manager DAVID T. FARE (right) Portfolio Manager

Market Review

Regardless of economic expansion and higher short-term interest rates, the bond market generated solid returns over the fiscal year. As the reporting period began, the bond market as a whole faced several headwinds. The Fed was in the beginning stage of a prolonged period of raising interest rates, the economy appeared to be on solid footing, and surging oil prices raised inflationary red flags. Yet, while the Fed raised the target for the federal funds rate from 1.25% to 3.25% over the fiscal year, longer-term yields, surprisingly, declined. As a result, the yield curve flattened as the difference between short- and long-term yields narrowed.

Looking at the economy more closely, while it continued to expand during the reporting period, the level of growth moderated somewhat. GDP declined year-over-year from first quarter 2004’s 4.5% rate to 3.8% in the first quarter of 2005. Sharply higher oil prices, which rose nearly 45% during the fiscal year, were an increasing drag on the economy as the period progressed. That notwithstanding, underlying economic activity remained positive. Fears of a jobless economic recovery all but disappeared as the labor market showed signs of strength, although the rate of new job growth varied a great deal from month to month. The U.S. unemployment rate continued to decline during the fiscal year, falling from 5.5% in July 2004 to 5.0% in July 2005.

Elsewhere, industrial production and consumer spending was strong. However, the automobile sector had its share of troubles as both General Motors and Ford Motor Company were downgraded to below investment grade and the lowest tier of investment grade, respectively. While rising oil prices triggered concerns about sharply higher inflation, overall this has not come to pass. After increasing in the first quarter of 2005, inflation moderated in the second quarter. The core PCE deflator,v often cited as the Fed’s preferred measure of inflation, remained at 2.2% year-over-year based on its June 2005 reading.

4	Smith Barney Total Return Bond Fund 2005 Annual Report

Performance Review

For the twelve months ended July 31, 2005, Class A shares of the Smith Barney Total Return Bond Fund, excluding sales charges, returned 5.45%. These shares outperformed the Lipper General Bond Funds Category Average,1 which increased 5.16%. The Fund’s unmanaged benchmark, the Merrill Lynch U.S. Corporate & Government 10+ Years Index,vi returned 12.18% for the same period.

PERFORMANCE SNAPSHOT AS OF JULY 31, 2005 (excluding sales charges) (unaudited)
	6 Months	12 Months
Total Return Bond Fund–Class A Shares	0.52%	5.45%
Merrill Lynch U.S. Corporate & Government 10+ Years Index	2.39%	12.18%
Lipper General Bond Funds Category Average	1.21%	5.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.citigroupam.com.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 0.28% and Class C shares returned 0.36% over the six months ended July 31, 2005. Excluding sales charges, Class B shares returned 4.90% and Class C shares returned 5.04% over the twelve months ended July 31, 2005.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 32 funds for the six-month period and among the 29 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Factors that influenced Fund Performance

During the period we maintained a defensive posture in terms of overall duration, or price sensitivity to interest rate movements. Rising interest rates are generally trouble some for longer-term fixed income securities, since bond prices decline as rates are expected to rise. However, our low-duration approach to managing interest rate risk

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended July 31, 2005, including the reinvestment of distributions, including returns of capital, if any, calculated among the 29 funds in the Fund Lipper category, and excluding sales charges.

Smith Barney Total Return Bond Fund 2005 Annual Report	5

limited the Fund’s ability to completely participate in upside market movements during intervals when bond prices did rise, such as last summer. Given the current market and rate environment, we believe that our cautious approach to managing interest rate risk is more prudent than a longer-duration strategy. During the period, we maintained a focus on targeting issues with competitive coupons in a diverse cross-section of market segments that we believed would continue to offer favorable prospects on a risk/reward basis.

Thank you for your investment in the Smith Barney Total Return Bond Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Joseph P. Deane	David T. Fare
Portfolio Manager	Portfolio Manager

August 24, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund is subject to fluctuations in share price as interest rates rise and fall. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.
[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.
ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv

The Lehman Brothers Aggregate Bond Index is a broad-based bond index comprised of Government, Corporate, Mortgage and Asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The PCE deflator is a nation-wide indicator of the average increase in prices for all domestic personal consumption. ed from the largest Gross Domestic Product (GDP) component, personal consumption expenditures, and is indexed to a base of 100 in 1992.

vi	The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a broad measure of the performance of U.S. government and corporate fixed-rate debt issues with maturities greater than 10 years.

6	Smith Barney Total Return Bond Fund 2005 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Insurance

Chemicals

Telecommunications

Beverages

Food

Auto Manufacturers

Media

Banks

Other

Tax Allocation

Transportation

General Obligation

Pre-Refunded

Hospital

Education

Single-Family Housing

Utilities

Multi-Family Housing

Miscellaneous

Repurchase Agreement

7.5%

2.7%

7.0%

3.7%

6.0%

2.1%

13.7%

2.3%

3.4%

3.0%

5.4%

2.4%

4.9%

3.8%

0.8%

2.0%

3.4%

2.9%

13.3%

9.7%

0.0%

15.0%

6.0%

9.0%

12.0%

3.0%

July 31, 2005

Smith Barney Total Return Bond Fund 2005 Annual Report	7

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested distributions, including returns of capital, if any, and (2) ongoing costs, including man- agement fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on February 1, 2005 and held for the six months ended July 31, 2005.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)
	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	0.52%	$1,000.00	$1,005.20	1.13%	$5.62
Class B	0.28	1,000.00	1,002.80	1.57	7.80
Class C	0.36	1,000.00	1,003.60	1.63	8.10
(1)	For the six months ended July 31, 2005.
(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers. Past performance is no guarantee of future results. In the absence of voluntary fee waivers, the total return would have been lower.

(3)

Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

8	Smith Barney Total Return Bond Fund 2005 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)
	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.19	1.13%	$5.66
Class B	5.00	1,000.00	1,017.01	1.57	7.85
Class C	5.00	1,000.00	1,016.71	1.63	8.15
(1)	For the six months ended July 31, 2005.
(2)

Expenses (net of voluntary fee waivers) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Smith Barney Total Return Bond Fund 2005 Annual Report	9

Fund Performance

Average Annual Total Returns† (unaudited)
	Without Sales Charges(1)
	Class A	Class B	Class C(2)
Twelve Months Ended 7/31/05	5.45%	4.90%	5.04%
Five Years Ended 7/31/05	8.29	7.73	7.79
Inception* through 7/31/05	6.11	5.56	5.62

	With Sales Charges(3)
	Class A	Class B	Class C(2)
Twelve Months Ended 7/31/05	0.73%	0.40%	4.04%
Five Years Ended 7/31/05	7.30	7.58	7.79
Inception* through 7/31/05	5.45	5.56	5.62

Cumulative Total Returns† (unaudited)
Without Sales Charges(1)
Class A (Inception* through 7/31/05)	55.26%
Class B (Inception* through 7/31/05)	49.39
Class C (Inception* through 7/31/05)	50.02
†

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.50%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is February 27, 1 998.

10	Smith Barney Total Return Bond Fund 2005 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Smith Barney Total Return Bond Fund vs. Merrill Lynch U.S. Corporate & Government 10+ Years Index† (February 1998 – July 2005)

Smith Barney Total Return Bond Fund – Class A Shares

Smith Barney Total Return Bond Fund – Class B Shares

$20,000

15,000

10,000

5,000

0

2/98

7/98

7/99

7/00

7/01

7/02

7/03

7/04

7/05

$16,857

$14,827

Smith Barney Total Return Bond Fund – Class C Shares

Merrill Lynch U.S. Corporate & Government
10+ Years Index

$15,002

$14,939

†

Hypothetical illustration of $10,000 invested in Class A, B and C shares on February 27, 1998 (inception date), assuming deduction of the maximum sales charge of 4.50% at the time of investment for Class A shares. It also assumes reinvestment of distributions, including returns of capital, if any, at the net asset value through July 31, 2005. The Merrill Lynch U.S. Corporate & Government 10+ Years Index is a total return index consisting of U.S. government agencies, Treasury securities and all investmentgrade corporate-debt securities with maturities of ten years or more. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Smith Barney Total Return Bond Fund 2005 Annual Report	11

Schedule of Investments (July 31, 2005)
Face Amount	Rating‡	Security	Value
CORPORATE BONDS & NOTES – 44.8% Aerospace/Defense – 0.9%
$1,500,000	A	United Technologies Corp., Debentures, 8.750% due 3/1/21	$2,059,008
Airlines – 0.4%
828,007	BBB+	Continental Airlines Inc., Pass-Through Certificates, Series 2000-1, Class A-1, 8.048% due 11/1/20	838,998
Auto Manufacturers – 2.7%
4,775,000	BB+	Ford Motor Co., Debentures, 8.875% due 1/15/22	4,474,294
1,480,000	BB	General Motors Corp., Debentures, 9.400% due 7/15/21	1,413,400
			5,887,694
Banks – 2.1%
1,000,000	A	Bank One Corp., Subordinated Debentures, 7.625% due 10/15/26	1,249,148
3,000,000	A	BankAmerica Institutional Capital A, Trust Preferred Securities, Series A, 8.070% due 12/31/26 (a)	3,241,581
			4,490,729
Beverages – 3.3%
		Coca-Cola Enterprises Inc., Debentures:
5,300,000	A	6.750% due 9/15/23 (b)	6,123,291
1,000,000	A	6.750% due 9/15/28	1,170,361
			7,293,652
Casino and Gaming – 1.4%
3,000,000	A-(c)	San Manuel Entertainment Authority, Notes, 5.690% due 12/1/15 (a)	2,992,770
Chemicals – 6.9%
5,000,000	BB-	ARCO Chemical Co., Debentures, 9.800% due 2/1/20	5,625,000
6,670,000	BBB-	FMC Corp., Medium-Term Notes, Series A, 7.000% due 5/15/08 (b)	7,036,850
2,000,000	A	PPG Industries Inc., Debentures, 7.400% due 8/15/19	2,440,138
			15,101,988
Cosmetics/Personal Care – 1.4%
2,600,000	AA-	Procter & Gamble Co., Debentures, 6.450% due 1/15/26	3,006,955
Diversified Financial Services – 1.8%
1,250,000	A	Boeing Capital Corp., Senior Notes, 6.100% due 3/1/11	1,331,583
2,000,000	A+	Verizon Global Funding Corp., Notes, 7.750% due 12/1/30	2,539,734
			3,871,317
Food – 3.0%
5,775,000	BBB	Tyson Foods Inc., Notes, 7.000% due 5/1/18 (b)	6,496,817
Gas – 0.9%
1,775,000	BBB+	ONEOK Inc., Debentures, 6.875% due 9/30/28	2,016,519

See Notes to Financial Statements.

12	Smith Barney Total Return Bond Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
Insurance – 7.4%
$7,775,000	BBB-	CNA Financial Corp., Senior Notes, 6.950% due 1/15/18 (b)	$8,204,211
6,425,000	A+	Lion Connecticut Holdings Inc., Debentures, 7.625% due 8/15/26 (b)	8,025,204
			16,229,415
Machinery-Construction & Mining – 1.5%
2,750,000	A	Caterpillar Inc., Notes, 6.625% due 7/15/28	3,252,928
Machinery-Diversified – 0.4%
775,000	A	Rockwell Automation Inc., Debentures, 6.700% due 1/15/28	928,497
Media – 2.2%
4,250,000	BBB+	Viacom Inc., Senior Debentures, 7.875% due 7/30/30	4,883,071
Mining – 0.6%
1,000,000	A-	Alcoa Inc., Notes, 6.750% due 1/15/28	1,188,265
Miscellaneous Manufacturing – 0.5%
1,000,000	A+	Dover Corp., Notes, 6.500% due 2/15/11	1,087,499
Oil & Gas Services – 0.1%
200,000	BBB	Halliburton Co., Debentures, 8.750% due 2/15/21	268,203
Pharmaceuticals – 0.4%
725,000	A+	Bristol-Myers Squibb Co., Debentures, 6.800% due 11/15/26	864,272
Pipelines – 1.2%
2,200,000	BBB-	Duke Capital LLC, Senior Notes, 8.000% due 10/1/19	2,692,785
Retail – 0.7%
750,000	BB+	J.C. Penney Co. Inc., Debentures, 7.650% due 8/15/16	858,801
500,000	A+	Target Corp., Debentures, 6.750% due 1/1/28	603,077
			1,461,878
Telecommunications – 3.7%
500,000	A	BellSouth Capital Funding Corp., Debentures, 7.875% due 2/15/30	636,505
2,000,000	A	BellSouth Telecommunications Inc., Debentures, 6.375% due 6/1/28	2,171,254
4,775,000	BBB+	Motorola Inc., Debentures, 6.500% due 11/15/28	5,238,056
			8,045,815
Tobacco – 1.3%
2,475,000	BBB	Altria Group Inc., Debentures, 7.750% due 1/15/27	2,894,270
		TOTAL CORPORATE BONDS & NOTES
		(Cost – $91,039,329)	97,853,345

MUNICIPAL BONDS – 44.3% Arizona – 2.2%
4,300,000	AAA	Phoenix, AZ, IDA, Taxable, Refunding, America West Arena, AMBAC-Insured, 7.125% due 12/1/21 (d)	4,695,256

See Notes to Financial Statements.

Smith Barney Total Return Bond Fund 2005 Annual Report	13

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
California – 15.0%
$2,350,000	AAA	Alameda, CA, Corridor Transportation Authority Revenue, Taxable, Senior Lien, Series C, MBIA-Insured, 6.600% due 10/1/29	$2,758,900
5,000,000	AAA	Fresno, CA, GO, Taxable Pension Obligations, MBIA-Insured, 6.550% due 6/1/29 (b)	5,915,150
		Fresno, CA, Joint Powers Financing Authority Lease Revenue, Taxable, Series B, FSA-Insured:
1,000,000	AAA	6.930% due 6/1/23	1,212,520
1,000,000	AAA	7.030% due 6/1/31	1,248,370
1,500,000	AAA	Los Angeles, CA, Convention & Exhibit Center Authority Lease Revenue, Taxable, Series A, MBIA-Insured, 7.125% due 8/15/24	1,596,345
7,980,000	AAA	Monrovia, CA, RDA Tax Allocation, Taxable, Refunding Central Redevelopment Project, Series A, AMBAC-Insured,
		7.050% due 5/1/29 (b)	8,476,037
5,000,000	AAA	Oakland, CA, Revenue, Taxable, 1800 Harrison Foundation, Series A, AMBAC-Insured, Call 1/1/10 @ 100,
		8.500% due 1/1/29 (e)(f)	5,765,900
2,040,000	AAA	Pinole, CA, RDA Tax Allocation, Taxable, Refunding, Pinole Vista, Series B, MBIA-Insured, 6.750% due 8/1/17	2,181,576
1,300,000	AAA	San Dieguito, CA, PFA Revenue, Taxable, Series B, AMBAC-Insured, 7.000% due 8/1/18	1,421,680
2,000,000	AAA	Union City, CA, Community RDA Tax Allocation, Taxable, Community Redevelopment Project, Series B, AMBAC-Insured,
		7.250% due 10/1/33	2,212,580
			32,789,058
Connecticut – 2.7%
4,500,000	AAA	Bridgeport, CT, GO, Taxable Pension Bonds, FGIC-Insured, 7.640% due 1/15/30 (b)	5,851,305
Georgia – 2.2%
4,500,000	AAA	De Kalb County, GA, Development Authority Revenue, Taxable, VA Regional Office Project, MBIA-Insured, 6.875% due 3/1/20	4,888,035
Kentucky – 1.4%
2,910,000	AAA	Owensboro, KY, Electric Light & Power System, Taxable, Series A, FSA-Insured, 6.340% due 1/1/20	3,134,012
Maryland – 1.8%
3,300,000	Aaa(g)	Maryland State Transportation Authority Limited Obligation Taxable, Baltimore/Washington International Airport, MBIA-Insured,
		6.650% due 7/1/32	3,977,919

See Notes to Financial Statements.

14	Smith Barney Total Return Bond Fund 2005 Annual Report

Schedule of Investments (continued) July 31, 2005
Face Amount	Rating‡	Security	Value
Massachusetts – 2.8%
$5,800,000	AAA	Northeastern University Revenue, Taxable, Series A, MBIA-Insured, 7.040% due 10/1/28 (b)	$6,149,218
New Jersey – 3.5%
7,000,000	AAA	New Jersey EDA Revenue, Taxable, Municipal Rehabilitation, Series B, AMBAC-Insured, 5.800% due 4/1/25 (b)	7,603,260
New York – 0.8%
1,625,000	Aa1(g)	New York State Housing Finance Agency Revenue, Secured Mortgage, Series B, SONYMA-Insured, 6.370% due 8/15/34	1,690,179
Oregon – 2.7%
4,000,000	Aaa(g)	Corvallis, OR, GO, Taxable, Pension Liability, Series A, AMBAC-Insured, 6.500% due 1/1/30	4,751,520
1,000,000	AAA	Eugene, OR, Electric Utility Revenue, Taxable, Series A, FSA-Insured, 6.320% due 8/1/22	1,143,730
			5,895,250
Pennsylvania – 2.1%
1,685,000	AAA	Delaware River Port Authority of Pennsylvania & New Jersey, Port District Project, Series A, FSA-Insured, 7.630% due 1/1/21 (d)	2,152,908
2,295,000	AAA	York County, PA, IDA, Taxable, County Guaranteed, Industrial Development, Series B, FGIC-Insured, Call 4/1/08 @ 102, 6.875% due 10/1/18 (e)(f)	2,483,511
			4,636,419
Texas – 4.7%
2,500,000	AAA	Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Rental Car Facility, MBIA-Insured, 7.070% due 11/1/24	2,723,875
6,780,000	AAA	Tyler, TX, Health Facilities Development Corp. Hospital Revenue, East Texas, Series E, FSA-Insured, 7.830% due 11/1/27 (b)	7,423,286
			10,147,161
Virginia – 2.4%
5,000,000	AA+	Virginia State Housing Development Authority, Series W, 6.020% due 1/1/28	5,122,300
		TOTAL MUNICIPAL BONDS
		(Cost – $86,467,209)	96,579,372
		TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
		(Cost – $177,506,538)	194,432,717

See Notes to Financial Statements.

Smith Barney Total Return Bond Fund 2005 Annual Report	15

Schedule of Investments (continued) July 31, 2005
Face Amount	Security	Value
SHORT-TERM INVESTMENT – 9.5%
Repurchase Agreement – 9.5%
$20,770,000	Interest in $666,706,000 joint tri-party repurchase agreement dated 7/29/05 with Merrill Lynch, Pierce, Fenner & Smith Inc., 3.290% due 8/1/05; Proceeds at maturity - $20,775,694; (Fully collateralized by U.S. Treasury Notes, 3.500% due 11/15/09; Market value - $21,185,496) (Cost – $20,770,000)	$20,770,000
	TOTAL INVESTMENTS – 98.6% (Cost – $198,276,538#)	215,202,717
	Other Assets in Excess of Liabilities – 1.4%	3,040,464
	TOTAL NET ASSETS – 100.0%	$218,243,181
‡	All ratings are by Standard & Poor’s Ratings Service, unless otherwise footnoted. All ratings are unaudited.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)	All or a portion of this security is segregated for open futures contracts.
(c)	Rating by Fitch Ratings. All ratings are unaudited.
(d)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(e)	Variable rate security. Coupon rate disclosed is that which is in effect at July 31, 2005.
(f)	Pre-Refunded bonds are escrowed with government securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(g)	Rating by Moody’s Investors Service Inc. All ratings are unaudited.
#	Aggregate cost for federal income tax purposes is $199,061,648.

See pages 18 and 19 for definitions of ratings.

Abbreviations used in this schedule:

AMBAC – Ambac Assurance Corporation

EDA – Economic Development Authority

FGIC – Financial Guaranty Insurance Company

FSA – Financial Security Assurance

GO – General Obligation

IDA – Industrial Development Authority

MBIA – Municipal Bond Investors Assurance Corporation

PFA – Public Facilities Authority

RDA – Redevelopment Agency

SONYMA – State of New York Mortgage Agency

VA – Veterans Administration

See Notes to Financial Statements.

16	Smith Barney Total Return Bond Fund 2005 Annual Report

SUMMARY OF INVESTMENTS BY INDUSTRY*
CORPORATE BONDS
Insurance	7.5%
Chemicals	7.0
Telecommunications	3.7
Beverages	3.4
Food	3.0
Auto Manufacturers	2.7
Media	2.3
Banks	2.1
Other	13.7
MUNICIPAL BONDS
Tax Allocation	6.0
Transportation	5.4
General Obligation	4.9
Pre-Refunded	3.8
Hospital	3.4
Education	2.9
Single-Family Housing	2.4
Utilities	2.0
Multi-Family Housing	0.8
Miscellaneous	13.3
REPURCHASE AGREEMENT	9.7
100.0%
*	As a percentage of total Investments. Please note that fund holdings are subject to change.

See Notes to Financial Statements.

Smith Barney Total Return Bond Fund 2005 Annual Report	17

Bond Ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) — Ratings from “AA” to “C” may be modified by the addition of a plus (+) or minus
 (–) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB	—

Bonds rated “BBB” have an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	—

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service (“Moody’s”) — Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Ba”, where 1 is the highest and 3 the lowest rating within its generic category.

Aaa	—

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of these bonds.

Aa	—

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	—

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	—

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	—

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Fitch Ratings (“Fitch”) — Ratings from “AA” to “CC” may be modified by the addition of a plus (+) sign or minus (-) sign to show relative standings within the major rating categories.

AAA	—	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	—	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	—

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

18	Smith Barney Total Return Bond Fund 2005 Annual Report

Bond Ratings (unaudited) (continued)

BBB	—

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC and CC	—

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	—	Indicates that the bond is not rated by Standard & Poor’s, Moody’s, or Fitch.

Smith Barney Total Return Bond Fund 2005 Annual Report	19

Statement of Assets and Liabilities (July 31, 2005)
ASSETS:
Investments, at value (Cost – $198,276,538)	$215,202,717
Cash	46
Interest receivable	3,202,660
Receivable from broker - variation margin on open futures contracts	639,375
Receivable for Fund shares sold	353,135
Receivable for securities sold	15,000
Prepaid expenses	17,122
Total Assets	219,430,055
LIABILITIES:
Distributions payable	815,509
Management fee payable	120,910
Payable for Fund shares repurchased	79,398
Transfer agent fees payable	47,579
Distribution fees payable	33,438
Trustees’ fees payable	17,102
Accrued expenses	72,938
Total Liabilities	1,186,874
Total Net Assets	$218,243,181
NET ASSETS:
Par value (Note 6)	$18,948
Paid-in capital in excess of par value	220,409,202
Overdistributed net investment income	(318,948)
Accumulated net realized loss on investments and futures contracts	(19,412,200)
Net unrealized appreciation on investments and futures contracts	17,546,179
Total Net Assets	$218,243,181
Shares Outstanding:
Class A	6,807,560
Class B	7,214,930
Class C	4,925,136
Net Asset Value:
Class A (and redemption price)	$11.52
Class B *	$11.51
Class C *	$11.52
Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 4.50%)	$12.06
*	Redemption price is NAV of Class B and C shares reduced by a 4.50% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	Smith Barney Total Return Bond Fund 2005 Annual Report

Statement of Operations (For the year ended July 31, 2005)
INVESTMENT INCOME:
Interest	$12,781,605
EXPENSES:
Management fee (Note 2)	1,372,877
Distribution fees (Notes 2 and 4)	1,210,922
Transfer agent fees (Notes 2 and 4)	173,993
Shareholder reports (Note 4)	76,646
Registration fees	40,847
Audit and tax	31,300
Custody	29,536
Trustees’ fees	21,289
Legal fees	19,565
Insurance	5,003
Miscellaneous expenses	4,261
Total Expenses	2,986,239
Less: Management fee waiver (Notes 2 and 8)	(34,741)
Net Expenses	2,951,498
Net Investment Income	9,830,107
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investments	800,452
Futures contracts	(9,947,503)
Net Realized Loss	(9,147,051)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	6,592,106
Futures contracts	3,109,226
Change in Net Unrealized Appreciation/Depreciation	9,701,332
Net Gain on Investments and Futures Contracts	554,281
Increase in Net Assets From Operations	$10,384,388

See Notes to Financial Statements.

Smith Barney Total Return Bond Fund 2005 Annual Report	21

Statements of Changes in Net Assets (For the years ended July 31,)
	2005	2004
OPERATIONS:
Net investment income	$9,830,107	$10,155,217
Net realized gain (loss)	(9,147,051)	7,222,394
Change in net unrealized appreciation/depreciation	9,701,332	(4,076,592)
Increase in Net Assets From Operations	10,384,388	13,301,019
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 5):
Net investment income	(10,517,900)	(9,998,067)
Decrease in Net Assets From Distributions to Shareholders	(10,517,900)	(9,998,067)
FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	64,025,022	41,972,409
Reinvestment of distributions	6,249,445	6,555,005
Cost of shares repurchased	(46,931,433)	(64,926,730)
Increase (Decrease) in Net Assets From Fund Share Transactions	23,343,034	(16,399,316)
Increase (Decrease) in Net Assets	23,209,522	(13,096,364)
NET ASSETS:
Beginning of year	195,033,659	208,130,023
End of year*	$218,243,181	$195,033,659
*Includes overdistributed net investment income of:	$(318,948)	$(402,205)

See Notes to Financial Statements.

22	Smith Barney Total Return Bond Fund 2005 Annual Report

Financial Highlights

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class A Shares(1)	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Year	$11.52	$11.33		$11.16	$11.08	$10.34
Income From Operations:
Net investment income	0.58	0.62		0.61	0.66 (2)	0.69
Net realized and unrealized gain	0.04	0.18		0.19	0.09 (2)	0.79
Total Income From Operations	0.62	0.80		0.80	0.75	1.48
Less Distributions From:
Net investment income	(0.62)	(0.61)		(0.61)	(0.67)	(0.74)
Return of Capital	–	–		(0.02)	–-	–
Total Distributions	(0.62)	(0.61)		(0.63)	(0.67)	(0.74)
Net Asset Value, End of Year	$11.52	$11.52		$11.33	$11.16	$11.08
Total Return(3)	5.45%	7.20%		7.26%	6.98%	14.83%
Net Assets, End of Year (000s)	$78,455	$55,985		$52,641	$48,276	$38,614
Ratios to Average Net Assets:
Gross expenses	1.07%	1.04%		1.04%	1.05%	1.05%
Net expenses	1.06 (4)	1.04		1.04	1.05	1.05
Net investment income	4.99	5.38		5.32	5.95 (2)	6.47
Portfolio Turnover Rate	2%	0	%(5)	2%	4%	8%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the change to net investment income, net realized and unrealized gain and the ratio of net investment income to average net assets would have been $0.67, $0.08 and 6.03%, respectively. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(4)	The investment manager voluntarily waived a portion of its fees.
(5)	Amount represents less than 1%.

See Notes to Financial Statements.

Smith Barney Total Bond Fund 2005 Annual Report	23

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Year	$11.51	$11.33		$11.16	$11.08	$10.34
Income From Operations:
Net investment income	0.52	0.56		0.55	0.60 (2)	0.63
Net realized and unrealized gain	0.04	0.18		0.19	0.09 (2)	0.80
Total Income From Operations	0.56	0.74		0.74	0.69	1.43
Less Distributions From:
Net investment income	(0.56)	(0.56)		(0.55)	(0.61)	(0.69)
Return of capital	–	–		(0.02)	–	–
Total Distributions	(0.56)	(0.56)		(0.57)	(0.61)	(0.69)
Net Asset Value, End of Year	$11.51	$11.51		$11.33	$11.16	$11.08
Total Return(3)	4.90%	6.57%		6.72%	6.42%	14.26%
Net Assets, End of Year (000s)	$83,070	$87,037		$101,173	$92,553	$72,605
Ratios to Average Net Assets:
Gross expenses	1.59%	1.57%		1.56%	1.57%	1.58%
Net expenses	1.57 (4)	1.57		1.56	1.57	1.58
Net investment income	4.48	4.85		4.80	5.43 (2)	5.95
Portfolio Turnover Rate	2%	0	%(5)	2%	4%	8%
(1)	Per share amounts have been calculated using the average shares method.
(2)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the change to net investment income and net realized and unrealized gain was less than $0.01 per share. The ratio of net investment income to average net assets would have been 5.50%. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(3)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(4)	The investment manager voluntarily waived a portion of its fees.
(5)	Amount represents less than 1%.

See Notes to Financial Statements.

24	Smith Barney Total Return Bond Fund 2005 Annual Report

Financial Highlights (continued)

For a share of each class of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1) (2)	2005	2004		2003	2002	2001
Net Asset Value, Beginning of Year	$11.51	$11.33		$11.16	$11.08	$10.34
Income From Operations:
Net investment income	0.52	0.57		0.55	0.61 (3)	0.64
Net realized and unrealized gain	0.05	0.17		0.20	0.08 (3)	0.79
Total Income From Operations	0.57	0.74		0.75	0.69	1.43
Less Distributions From:
Net investment income	(0.56)	(0.56)		(0.56)	(0.61)	(0.69)
Return of capital	–	–		(0.02)	–	–
Total Distributions	(0.56)	(0.56)		(0.58)	(0.61)	(0.69)
Net Asset Value, End of Year	$11.52	$11.51		$11.33	$11.16	$11.08
Total Return(4)	5.04%	6.61%		6.77%	6.49%	14.30%
Net Assets, End of Year (000s)	$56,718	$52,012		$54,316	$49,976	$30,922
Ratios to Average Net Assets:
Gross expenses	1.56%	1.52%		1.53%	1.50%	1.52%
Net expenses	1.54 (5)	1.52		1.53	1.50	1.52
Net investment income	4.51	4.90		4.83	5.50 (3)	5.98
Portfolio Turnover Rate	2%	0	%(6)	2%	4%	8%
(1)	Per share amounts have been calculated using the average shares method.
(2)	On April 29, 2004, Class L shares were renamed as Class C shares.
(3)

Effective August 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended July 31, 2002, the change to net investment income and net realized and unrealized gain was less than $0.01 per share. The ratio of net investment income to average net assets would have been 5.57%. Per share information, ratios and supplemental data for the periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

(4)

Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower.

(5)	The investment manager voluntarily waived a portion of its fees.
(6)	Amount represents less than 1%.

See Notes to Financial Statements.

Smith Barney Total Return Bond Fund 2005 Annual Report	25

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

The Smith Barney Total Return Bond Fund (the “Fund”), a separate diversified investment fund of the Smith Barney Income Funds (“Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Fixed income obligations are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, municipal obligations, quotations from bond dealers, including municipal bond dealers, market transactions in comparable securities and various relationships between securities. When market quotations are not readily available, or are determmined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian takes possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.

The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and sub-

26	Smith Barney Total Return Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

sequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Overdistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$771,050	$(771,050)
(a)	Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities.

2.  Investment Management Agreement and Other Transactions with Affiliates

Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. The Fund pays SBFM a management fee calculated at the annual rate of 0.65% of the Fund’s average daily net assets. This fee is calculated daily and paid monthly.

Smith Barney Total Return Bond Fund 2005 Annual Report	27

Notes to Financial Statements (continued)

Effective October 1, 2005, the following breakpoints will be applied to the management fee:

Average Daily Net Assets	Annual Rate
First $1 billion	0.650%
Next $1 billion	0.625
Next $3 billion	0.600
Next $5 billion	0.575
Over $10 billion	0.550

During the year ended July 31, 2005, SBFM voluntarily waived a portion of its management fee in the amount of $34,741.

Citicorp Trust Bank, fsb. (“CTB”), another subsidiary of Citigroup, acts as the Fund’s transfer agent. PFPC Inc. (“PFPC”), acts as the Fund’s sub-transfer agent. CTB receives account fees and asset-based fees that vary according to the size and type of account. PFPC is responsible for shareholder record-keeping and financial processing for all shareholder accounts and is paid by CTB. During the year ended July 31, 2005, the Fund paid transfer agent fees of $116,265 to CTB. In addition, for the year ended July 31, 2005, the Fund paid $44 to other Citigroup affiliates for shareholder recordkeeping services.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares also have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares which, when combined with current holdings of Class A shares, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended July 31, 2005, CGM received sales charges of approximately $274,000 on sales of the Fund’s Class A shares.

In addition, for the year ended July 31, 2005, CDSCs paid to CGM were approximately:

	Class A	Class B	Class C
CDSCs	$11,000	$162,000	$6,000

Certain officers and one Trustee of the Trust are employees of Citigroup or its affiliates and do not receive compensation from the Trust.

28	Smith Barney Total Return Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

3. Investments

During the year ended July 31, 2005, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,000,000
Sales	7,015,686

At July 31, 2005, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$19,233,329
Gross unrealized depreciation	(3,092,260)
Net unrealized appreciation	$16,141,069

At July 31, 2005, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury Bonds	620	9/05	$72,113,750	$71,493,750	$620,000

4. Class Specific Expenses

Pursuant to a Distribution Plan, the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at the annual rate of 0.50% and 0.45% of the average daily net assets of each class, respectively. For the year ended July 31, 2005, total Distribution fees, which are accrued daily and paid monthly, were as follows:

	Class A	Class B	Class C
Distribution Fees	$172,679	$648,916	$389,327

For the year ended July 31, 2005, total Transfer Agent fees were as follows:

	Class A	Class B	Class C
Transfer Agent Fees	$50,564	$69,461	$53,968

For the year ended July 31, 2005, total Shareholder Reports expenses were as follows:

	Class A	Class B	Class C
Shareholder Reports Expenses	$18,282	$35,267	$23,097

Smith Barney Total Return Bond Fund 2005 Annual Report	29

Notes to Financial Statements (continued)

5. Distributions to Shareholders by Class

Net investment income	Year Ended July 31, 2005	Year Ended July 31, 2004
Class A	$3,684,223	$2,898,740
Class B	4,141,331	4,518,300
Class C*	2,692,346	2,581,027
Total	$10,517,900	$9,998,067

*   As of April 29, 2004, Class L shares were renamed as Class C shares.

6. Shares of Beneficial Interest

At July 31, 2005, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest and has the same rights, except that each class bears certain direct expenses specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended July 31, 2005		Year Ended July 31, 2004
	Shares	Amount	Shares	Amount
Class A
Shares sold	3,163,680	$36,857,870	1,567,863	$18,230,579
Shares issued on reinvestment	180,895	2,105,775	160,519	1,859,856
Shares repurchased	(1,397,640)	(16,294,472)	(1,512,832)	(17,511,420)
Net Increase	1,946,935	$22,669,173	215,550	$2,579,015
Class B
Shares sold	1,147,917	$13,349,307	1,008,773	$11,664,190
Shares issued on reinvestment	207,745	2,415,848	245,616	2,843,317
Shares repurchased	(1,703,960)	(19,819,322)	(2,623,223)	(30,337,252)
Net Decrease	(348,298)	$(4,054,167)	(1,368,834)	$(15,829,745)
Class C*
Shares sold	1,187,807	$13,817,845	1,040,772	$12,077,640
Shares issued on reinvestment	148,499	1,727,822	159,961	1,851,832
Shares repurchased	(929,630)	(10,817,639)	(1,477,383)	(17,078,058)
Net Increase (Decrease)	406,676	$4,728,028	(276,650)	$(3,148,586)

*   As of April 29, 2004, Class L shares were renamed Class C shares.

30	Smith Barney Total Return Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

7.  Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year ended July 31, 2005, the Fund has made the following distributions:

Record Date	Payable Date	Class A	Class B	Class C
August 23, 2005	August 26, 2005	$0.0457	$0.0420	$0.0407

The tax character of distributions paid during the fiscal year ended July 31 were as follows:

	2005	2004
Distributions paid from: Ordinary Income	$10,517,900	$9,998,067
Total Taxable Distributions:	$10,517,900	$9,998,067

As of July 31, 2005, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(16,409,113)
Other book/tax temporary differences(a)	(2,536,925)
Unrealized appreciation(b)	16,761,069
Total accumulated earnings/(losses) – net	$(2,184,969)
(a)

Other book/tax temporary differences are attributable primarily to the difference between cash and accrual basis distributions paid,the realization for tax purposes of unrealized gains on certain futures contracts,the deferral of post-October capital losses for tax purposes, and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the difference between book & tax amortization methods for premiums on fixed income securities.

As of July 31, 2005, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
7/31/2007	$(1,042,305)
7/31/2008	(1,051,657)
7/31/2009	(5,431,925)
7/31/2011	(56,080)
7/31/2012	(1,971,026)
7/31/2013	(6,856,120)
$(16,409,113)

These amounts will be available to offset any future taxable capital gains.

8.  Additional Information

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith

Smith Barney Total Return Bond Fund 2005 Annual Report	31

Notes to Financial Statements (continued)

Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGMI”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other is representations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan prepared by Citigroup and submitted for approval by the SEC. The order also requires that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order.

The order requires SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submits a proposal to serve as transfer agent or sub-transfer agent, an independent monitor must be engaged at the expense of SBFM and CGMI to oversee a competitive bidding process. Under the order, Citigroup also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004. That policy, as amended, among other things, requires that when requested by a Fund board, CAM will retain at its own expense an independent consulting expert to advise and assist the board on the selection of certain service providers affiliated with Citigroup.

32	Smith Barney Total Return Bond Fund 2005 Annual Report

Notes to Financial Statements (continued)

At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Funds.

9. Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (the “Distributor”) and a number of its affiliates, including Smith Barney Fund Management LLC and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that the Distributor created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to the Distributor for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, Citigroup Asset Management believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, Citigroup Asset Management and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

Smith Barney Total Return Bond Fund 2005 Annual Report	33

Notes to Financial Statements (continued)

10. Other Matters

On June 24, 2005, Citigroup announced that it has signed a definitive agreement under which Citigroup will sell substantially all of its worldwide asset management business to Legg Mason, Inc. (“Legg Mason”).

As part of this transaction, SBFM (the “Manager”), currently an indirect wholly owned subsidiary of Citigroup, would become an indirect wholly owned subsidiary of Legg Mason. The Manager is the investment manager to the Fund.

The transaction is subject to certain regulatory approvals, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Citigroup expects the transaction to be completed later this year.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager. Therefore, the Trust’s Board of Trustees has approved a new investment management contract between the Fund and the Manager to become effective upon the closing of the sale to Legg Mason. The new investment management contract has been presented to the shareholders of the Fund for their approval.

11. Subsequent Event

The Fund has received information from Citigroup Asset Management (“CAM”) concerning Smith Barney Fund Management LLC (“SBFM”), an investment advisory company that is part of CAM. The information received from CAM is as follows:

On September 16, 2005, the staff of the Securities and Exchange Commission (the “Commission”) informed SBFM that the staff is considering recommending that the Commission institute administrative proceedings against SBFM for alleged violations of Sections 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment advisory services relating to the Fund.

The Commission staff’s recent notification will not affect the sale by Citigroup Inc. of substantially all of CAM’s worldwide business to Legg Mason, Inc., which Citigroup continues to expect will occur in the fourth quarter of this year.

34	Smith Barney Total Return Bond Fund 2005 Annual Report

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Trustees of

Smith Barney Income Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Smith Barney Total Return Bond Fund of Smith Barney Income Funds (“Fund”) as of July 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Smith Barney Total Return Bond Fund of Smith Barney Income Funds as of July 31, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended in conformity with U.S. generally accepted accounting principles.

New York, New York

September 23, 2005

Smith Barney Total Return Bond Fund 2005 Annual Report	35

Board Approval of Management Agreement (unaudited)

Background

The members of the Board of Smith Barney Income Funds — Total Return Bond Fund (the “Fund”), including the Fund’s independent, or non-interested, Board members (the “Independent Board Members”), received information from the Fund’s manager (the “Manager”) to assist them in their consideration of the Fund’s management agreement (the “Management Agreement”). The Board received and considered a variety of information about the Manager and the Fund’s distributor(s), as well as the advisory and distribution arrangements for the Fund and other funds overseen by the Board, certain portions of which are discussed below.

The presentation made to the Board encompassed the Fund and all the funds for which the Board has responsibility. Some funds overseen by the Board have an investment advisory agreement and an administration agreement and some funds have an investment management agreement that encompasses both functions. The discussion below covers both advisory and administrative functions being rendered by the Manager whether a fund has a single agreement in place or both an advisory and administration agreement. The terms “Management Agreement”, “Contractual Management Fee” and “Actual Management Fee” are used in a similar manner to refer to both advisory and administration agreements and their related fees whether a fund has a single agreement or separate agreements in place.

Board Approval of Management Agreement.

In approving the Management Agreement, the Fund’s Board, including the Independent Board Members, considered the following factors:

Nature, Extent and Quality of the Services under the Management

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager under the Management Agreement during the past year. The Board also received a description of the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager about the management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager took into account the Board’s knowledge and familiarity gained as Board members of funds in the Citigroup Asset Management (“CAM”) fund complex, including the scope and quality of the Manager’s investment management and other capabilities and the quality of its administrative and other services. The Board observed that the scope of services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s expanded compliance programs. The Board also considered the Manager’s response to recent regulatory compliance issues affecting it and the CAM fund complex. The Board reviewed information received from the Manager

36	Smith Barney Total Return Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

regarding the implementation to date of the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the CAM fund complex. The Board noted that the Manager’s Office of the Chief Investment Officer, composed of the senior officers of the investment teams managing the funds in the CAM complex, participates in reporting to the Board on investment matters. The Board also considered, based on its knowledge of the Manager and its affiliates, the financial resources available to CAM and its parent organization, Citigroup Inc.

The Board also considered the Manager’s brokerage policies and practices, the standards applied in seeking best execution, the Manager’s policies and practices regarding soft dollars, the use of a broker affiliated with the Manager and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes and portfolio manager compensation plan.

At the Board’s request following the conclusion of the 2004 contract continuance discussions, the Manager prepared and provided to the Board in connection with the 2005 discussions an analysis of complex-wide management fees, which, among other things, set out a proposed framework of fees based on asset classes. The Board engaged the services of independent consultants to assist it in evaluating the Fund’s fees generally and within the context of the framework.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) under the Management Agreement were acceptable.

Fund Performance

The Board received and considered performance information for the Fund as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Board also noted that it had received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s).

The information comparing the Fund’s performance to that of its Performance Universe, consisting of all retail and institutional funds classified as “general bond funds” by Lipper, showed that the Fund’s performance for all of the periods presented was better than the median. The Board also took into account that there was a change in the portfolio management team in 2002. Based on their review, the Board concluded that the Fund’s relative investment performance was acceptable.

Smith Barney Total Return Bond Fund 2005 Annual Report	37

Board Approval of Management Agreement (unaudited) (continued)

Management Fees and Expense Ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management services provided by the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fees and Actual Management Fee and the Fund’s overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board also reviewed information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, separate accounts. The Manager reviewed with the Board the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Management also discussed with the Board the Fund’s distribution arrangements. The Board was provided with information concerning revenues received by and certain expenses incurred by the Fund’s affiliated distributors and how the amounts received by the distributors are paid.

The information comparing the Fund’s Class A shares’ Contractual and Actual Management Fees as well as its actual total expense ratio to its Expense Group, consisting of 15 retail front-end load funds (including the Fund) classified as “general bond funds” by Lipper showed that although the Fund’s Contractual and Actual Management Fees were within the range of management fees paid by the other funds in the Expense Group, they were higher than the median. The Board noted that the Fund’s actual total expense ratio was better than the median. After discussion with the Board, the Manager offered to and will institute fee breakpoints effective on or about October 1, 2005, acknowledging that the Fund is not yet large enough to realize the benefits of the new fee schedule.

Taking all of the above into consideration, the Board determined that the Management Fee was reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement.

38	Smith Barney Total Return Bond Fund 2005 Annual Report

Board Approval of Management Agreement (unaudited) (continued)

Manager Profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the CAM fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Manager’s profitability was considered not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of Scale

The Board received and discussed information concerning whether the Manager realizes economies of scale as the Fund’s assets grow beyond current levels. However, because of the nature of the Manager’s business, the Board could not reach definitive conclusions as to whether the Manager might realize economies of scale or how great they may be.

The Board noted that the Fund had not yet reached the specified asset level at which a breakpoint to its Contractual Management Fee would be triggered. The Board noted that the Fund’s Contractual Management Fee contains breakpoints or was now proposed to contain breakpoints and, accordingly, reflects the potential for hedging fund expenses as the Fund grows. The Board considered whether the breakpoint fee structure was a reasonable means of benefiting shareholders regardless of whether it achieves economies of scale.

The Board noted that Management Fee effective on or about October 1, 2005 will be 0.65% of the first $1 billion of assets; 0.625% of the next $1 billion of assets; 0.60% of the next $3 billion of assets; 0.575% of the next $5 billion of assets and 0.55% of assets over $10 billion.

Other Benefits to the Manager

The Board considered other benefits received by the Manager and its affiliates as a result of their relationship with the Fund, including soft dollar arrangements, receipt of brokerage and the opportunity to offer additional products and services to Fund shareholders.

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

In light of all of the foregoing, the Board approved the Management Agreement to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management. The Independent Board Members were advised by separate independent legal counsel throughout the process.

The Board discussed the proposed continuance of the Management Agreement in a private session with their independent legal counsel at which no representatives of the Manager were present.

Smith Barney Total Return Bond Fund 2005 Annual Report	39

Additional Information (unaudited)

Information about Trustees and Officers

The business and affairs of the Smith Barney Total Return Bond Fund (“Fund”) are managed under the direction of the Smith Barney Income Funds’ (“Trust”) Board of Trustees. Information pertaining to the Trustees and Officers is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund’s transfer agent (Citicorp Trust Bank, fsb. at 1-800-451-2010).

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Non-Interested Trustees:
Lee Abraham 13732 LeHavre Drive Frenchman’s Creek Palm Beach Gardens, FL 33410 Birth Year: 1927	Trustee	Since 1993	Retired; Former Director of Signet Group PLC	27	None

Jane F. Dasher Korsant Partners 283 Greenwich Avenue 3rd Floor Greenwich, CT 06830 Birth Year: 1949	Trustee	Since 1999	Controller of PBK Holdings Inc., a family investment company	27	None

Richard E. Hanson, Jr. 2751 Vermont Route 140 Poultney, VT 05764 Birth Year: 1941	Trustee	Since 1985	Retired; Former Head of the New Atlanta Jewish Community High School	27	None

Paul Hardin 12083 Morehead Chapel Hill, NC 27514-8426 Birth Year: 1931	Trustee	Since 1999	Professor of Law & Chancellor Emeritus at the University of North Carolina	34	None

Roderick C. Rasmussen 9 Cadence Court Morristown, NJ 07960 Birth Year: 1926	Trustee	Since 1999	Investment Counselor	27	None

John P. Toolan 13 Chadwell Place Morristown, NJ 07960 Birth Year: 1930	Trustee	Since 1999	Retired	27	None

40	Smith Barney Total Return Bond Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Interested Trustee:
R. Jay Gerken** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Execfutive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); Formerly Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000); Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (“TIA” ) (from 2002 to 2005)	185	None

Officers:
Andrew B. Shoup CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year:1956	Senior Vice President and Chief Administrative Officer	Since 2003

Director of CAM; Senior
Vice President and Chief
Administrative Officer of
mutual funds associated
with Citigroup; Head of
International Funds
Administration of CAM
(from 2001 to 2003);
Director of Global Funds
Administration of CAM
(from 2000 to 2001);
Head of U.S. Citibank Funds
Administration of CAM
(from 1998 to 2000)

				N/A	N/A

Smith Barney Total Return Bond Fund 2005 Annual Report	41

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Robert J. Brault CAM 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of CGM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002); Vice President of Mutual Fund Administration at Investors Capital Services (from 1999 to 2000)

				N/A	N/A

Joseph P. Deane CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1947	Vice President and Investment Officer	Since 1998	Managing Director of CGM; Investment Officer of SBFM	N/A	N/A

David T. Fare CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Investment Officer	Since 2004	Director of CGM; Investment Officer of SBFM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004

Director of CGM (since 2000); Director of Compliance, North America, CAM (since 2000); Chief Anti-Money Laundering Compliance Officer, Vice President and Chief Compliance Officer of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, CAM (from 1 999 to 2000); Chief Compliance Officer, SBFM, CFM; Formerly Chief Compliance Officer of TIA (from 2002-2005)

				N/A	N/A

42	Smith Barney Total Return Bond Fund 2005 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee

Robert I. Frenkel CAM 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	NA	NA

*	Each Trustee and Officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Trust as defined in the Investment Company Act of 1 940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Smith Barney Total Return Bond Fund 2005 Annual Report	43

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Smith Barney Total Return Bond Fund

TRUSTEES	OFFICERS (continued)
Lee Abraham	Andrew Beagley
Jane F. Dasher	Chief Anti-Money Laundering
R. Jay Gerken, CFA	Compliance Officer and Chief
Chairman	Compliance Officer
Richard E. Hanson, Jr.
Paul Hardin	Robert I. Frenkel
Roderick C. Rasmussen	Secretary and
John P. Toolan	Chief Legal Officer

OFFICERS	INVESTMENT MANAGER
R. Jay Gerken, CFA	Smith Barney Fund
President and Chief Executive	Management LLC
Officer
DISTRIBUTOR
Andrew B. Shoup	Citigroup Global Markets Inc.
Senior Vice President and
Chief Administrative Officer	CUSTODIAN
State Street Bank and Trust
Robert J. Brault	Company
Chief Financial Officer and
Treasurer	TRANSFER AGENT
Citigroup Trust Bank, fsb.
Joseph P. Deane	125 Broad Street, 11th Floor
Vice President and Investment	New York, New York 10004
Officer
SUB-TRANSFER AGENT
David T. Fare	PFPC Inc.
Vice President and Investment	P.O. Box 9699
Officer	Providence, Rhode Island
02940-9699

Smith Barney Total Return Bond Fund

The Fund is a separate investment fund of the Smith Barney
Income Funds, a Massachusetts business trust.

SMITH BARNEY TOTAL RETURN BOND FUND
Smith Barney Mutual Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.citigroupam.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Smith Barney Income Funds – Smith Barney Total Return Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.citigroupam.com

©2005 Citigroup Global Markets Inc. Member NASD, SIPC

FD1539 09/05                      05-9102

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jane F. Dasher, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms. Dasher as the Audit Committee’s financial expert. Ms. Dasher is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending July 31, 2004 and July 31, 2005 (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $222,000 in 2004 and $215,000 in 2005.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Smith Barney Income Funds (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $19,500 in 2004 and $19,500 in 2005. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Smith Barney Income Funds.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Smith Barney Income Funds requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Smith Barney Income Funds, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2004 and 2005; Tax Fees were 100% and 100% for 2004 and 2005; and Other Fees were 100% and 100% for 2004 and 2005.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Smith Barney Income Funds and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Smith Barney Income Funds during the reporting period were $0 in 2005 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2004.

(h) Yes. The Smith Barney Income Funds‘ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Smith Barney Income Funds or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Smith Barney Income Funds

By:	/s/ R. Jay Gerken

(R. Jay Gerken)

Chief Executive Officer of

Smith Barney Income Funds

Date:	October 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken

(R. Jay Gerken)

Chief Executive Officer of

Smith Barney Income Funds

Date:	October 11, 2005

By:	/s/ Robert J. Brault

(Robert J. Brault)

Chief Financial Officer of

Smith Barney Income Funds

Date:	October 11, 2005